                                                                   EXHIBIT 10.01



                            ------------------------



                         FGIC SECURITIES PURCHASE, INC.



                                       AND



                      GENERAL ELECTRIC CAPITAL CORPORATION



                             STANDBY LOAN AGREEMENT



                          Dated as of __________, _____




                            ------------------------

                                TABLE OF CONTENTS


                                                                                                                 Page
ARTICLE I             DEFINITIONS................................................................................1
         SECTION 1.1           Definitions.......................................................................1

ARTICLE II            LOAN PROVISIONS............................................................................3

         SECTION 2.1           Commitment........................................................................3
         SECTION 2.2           Amount and Purpose of Loans.......................................................3
         SECTION 2.3           Borrowing Procedures..............................................................3
         SECTION 2.4           Disbursement of Funds.............................................................3

ARTICLE III           COMMITMENT.................................................................................4

         SECTION 3.1           Commitment Fees...................................................................4
         SECTION 3.2           Reduction or Termination of the Commitment........................................5

ARTICLE IV            PAYMENTS...................................................................................5

         SECTION 4.1           Voluntary Prepayments.............................................................5
         SECTION 4.2           Mandatory Prepayments.............................................................5
         SECTION 4.3           Repayment of Loans by Transfer of Tendered Bonds..................................5
         SECTION 4.4           Payments..........................................................................6

ARTICLE V             REPRESENTATIONS AND WARRANTIES.............................................................6

         SECTION 5.1           Representations and Warranties of the Borrower....................................6
         SECTION 5.2           Representations and Warranties of GE Capital......................................7

ARTICLE VI            COVENANTS..................................................................................8

         SECTION 6.1           Covenants of the Borrower.........................................................8
         SECTION 6.2           Covenants of GE Capital...........................................................9

ARTICLE VII           CONDITIONS PRECEDENT.......................................................................9

         SECTION 7.1           Conditions Precedent to Effectiveness.............................................9

ARTICLE VIII          EVENTS OF DEFAULT.........................................................................10

         SECTION 8.1           Events of Default................................................................10

ARTICLE IX            MISCELLANEOUS.............................................................................11

         SECTION 9.1           No Waiver; Modifications in Writing..............................................11
         SECTION 9.2           Payment on Non-Business Days.....................................................11
         SECTION 9.3           Further Assurances...............................................................11
         SECTION 9.4           Survival of Representations and Warranties.......................................11
         SECTION 9.5           Notices, etc.....................................................................11
         SECTION 9.6           Costs, Expenses and Taxes........................................................12



                                                                                                                 Page
         SECTION 9.7           No GE Capital Liability..........................................................12
         SECTION 9.8           Term of this Agreement...........................................................12
         SECTION 9.9           Execution in Counterparts........................................................12
         SECTION 9.10          Binding Effect; Assignment.......................................................12
         SECTION 9.11          Governing Law....................................................................13
         SECTION 9.12          Severability of Provisions.......................................................13
         SECTION 9.13          Headings.........................................................................13




EXHIBIT A - Form of Notice of Borrowing
EXHIBIT B - Form of Note
EXHIBIT C - Borrower's Opinion of Counsel
EXHIBIT D - GE Capital's Opinion of Counsel


                                                                  EXHIBIT 10.01



                             STANDBY LOAN AGREEMENT

                  STANDBY LOAN AGREEMENT dated as of __________, ____, between FGIC Securities Purchase, Inc., a Delaware corporation (the "Borrower"), and General Electric Capital Corporation, a New York corporation ("GE Capital").

                  WHEREAS, the Borrower desires to borrow amounts from GE Capital from time to time for the purpose of paying the purchase price of Tendered Bonds (as defined herein) and GE Capital is prepared to make such loans upon the terms hereof;

                  NOW THEREFORE, in consideration of the respective agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 Definitions. The following terms as used in this Agreement shall have the following meanings, unless the context otherwise requires:

                  "Agreement" shall mean this Standby Loan Agreement, as the same may from time to time be amended or supplemented.

                  "Available Commitment" shall mean, at the time any determination thereof is to be made, the amount of the Commitment adjusted as follows: (i) downward by an amount equal to _________% of the aggregate principal amount of all Tendered Bonds purchased by the Borrower with the proceeds of Loans made under this Agreement and (ii) upward by an amount equal to __________% of the aggregate principal amount of Tendered Bonds which have been sold by the Borrower in a remarketing pursuant to Section 2.04 of the Standby Bond Purchase Agreement, the proceeds of which have been delivered to GE Capital as a prepayment of Loans as required by Section 4.2 of this Agreement.

                  "Base Rate" shall mean for any day the Prime Rate for such day plus 1%; provided that the Base Rate shall at no time exceed the lesser of (a) 25% per annum and (b) the maximum rate permitted by applicable law.

                  "Bonds" shall mean the ______________________________________,
Series _____________, of the Issuer in an aggregate principal amount not to exceed $_____________.

                  "Borrowing" shall mean the incurrence of a Loan by the Borrower from GE Capital pursuant to Section 2.3 hereof.

                  "Borrowing Date" shall mean the date on which a Borrowing is, or is to be, consummated, as the context may indicate; provided that in no event shall the Borrowing Date be (i) on the same day the Notice of Borrowing is received if the Notice of Borrowing is received by GE Capital later than 1:00 p.m. (New York City time), in which case the Borrowing Date shall be the next succeeding Business Day or (ii) after the last day of the Commitment Period.

                  "Business Day" shall mean a day other than a Saturday, Sunday or other day on which the New York Stock Exchange or banks are authorized or obligated by law or executive order to close in New York, New York or any city in which is located the principal corporate trust officer of the Trustee or the office of the Borrower at which demands for the payment with respect to Tendered Bonds will be made.

                  "Commitment" shall mean, initially $___________, and thereafter, at the time any determination thereof is to be made, such initial amount reduced by the amount of any permanent reduction(s) in such amount made pursuant to Section 3.2 hereof.

                  "Commitment Fee" shall have the meaning assigned to that term in Section 3.1 hereof.

                  "Commitment Period" shall mean the period commencing with and including the Effective Date and ending on and including the Commitment Termination Date.

                  "Commitment Termination Date" shall mean the date which is five years from the Effective Date; provided that if such date is not a Business Day, the Business Day immediately succeeding such date.

                  "Default" shall mean an event, act or occurrence which with the giving of notice or the lapse of time (or both) would become an Event of Default.

                  "Effective Date" shall have the meaning assigned to such term in Section 7.1 hereof.

                  "Event of Default" shall have the meaning assigned to that term in Section 8.1 hereof.

                  "Issuer" shall mean the _________________________, a _______
of the _______________________________________________.

                  "Loan" or "Loans" shall have the meaning provided in Section 2.1.

                  "Note" shall have the meaning provided in Section 2.5.

                  "Notice of Borrowing" shall have the meaning provided in
Section 2.3.

                  "Person" shall mean an individual or a corporation, partnership, trust, firm, incorporated or unincorporated association, joint venture, joint stock company, unincorporated organization, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Prime Rate" shall mean the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time as its Prime Rate.

                  "Remarketing Agent" means the entity designated as such in the Bonds and its permitted successors and assigns.

                  "Remarketing Agreement" shall mean the Remarketing Agreement between the Issuer and the Remarketing Agent relating to the Bonds.

                  "Standby Bond Purchase Agreement" shall mean the Standby Bond Purchase Agreement, dated as of the date hereof, between the Borrower and the Trustee.

                  "Tender Agent" shall mean the entity designated as such in the Bonds and its permitted successors and assigns.

                  "Tendered Bonds" shall mean Bonds tendered or deemed tendered to the Tender Agent for purchase pursuant to the terms of the Bonds and for which the Borrower has received a notice of purchase pursuant to Section 2.02 of the Standby Bond Purchase Agreement.

                  "Transfer Notice" shall have the meaning provided in Section 4.3.

                  "Trustee" shall mean Chase Manhattan Trust Company, National Association, and its permitted successors and assigns.

                                   ARTICLE II

                                 LOAN PROVISIONS

     SECTION 2.1 Commitment. Upon the terms and subject to the conditions of this Agreement, GE Capital will make loans (each a "Loan" and, collectively, the "Loans") to the Borrower during the Commitment Period, in an aggregate principal amount outstanding at any time up to but not exceeding the Commitment.

     SECTION 2.2 Amount and Purpose of Loans. Each Loan shall be in an amount not exceeding the purchase price for Tendered Bonds which represents the outstanding principal amount of such Tendered Bonds together with accrued interest thereon to but excluding the Borrowing Date, and each Loan shall mature on the Commitment Termination Date. The proceeds of each Loan shall be used only for the purpose of paying such purchase price for Tendered Bonds.

     SECTION 2.3 Borrowing Procedures. Whenever the Borrower desires to make a Borrowing hereunder, its duly authorized representative shall give GE Capital at its office located at 201 High Ridge Road, Stamford, Connecticut 06927;
Attention: Senior Vice President - Corporate Treasury and Global Funding Operation, Telecopy: 203-357-4975, prior written notice of such Borrowing by at least 11:45 a.m., New York City time, on the proposed Borrowing Date. Each such notice (each a "Notice of Borrowing") shall be substantially in the form of Exhibit A attached hereto, and shall specify the aggregate principal amount the Borrower desires to borrow hereunder, the aggregate principal amount of Tendered Bonds being purchased with the proceeds of such Borrowing, the proposed Borrowing Date (which shall be a Business Day), the place where the proceeds of such Borrowing shall be made available and whether the Borrowing is to be made available in immediately available or next-day funds.

     SECTION 2.4 Disbursement of Funds. No later than 2:15 p.m. (New York City time) on each Borrowing Date (if the related Notice of Borrowing has been received by 11:45 a.m. (New York City time) on such date), GE Capital will make available the amount of the Borrowing requested to be made on such date in U.S. dollars, in the funds specified in the Notice of Borrowing and pursuant to the instructions specified in the Notice of Borrowing.

     SECTION 2.5 Note. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans shall be evidenced by a single promissory note (the "Note") substantially in the form of Exhibit B hereto with the blanks appropriately completed in conformity herewith. The Note shall (i) be payable to the order of GE Capital (ii) be dated the date of this Agreement, (iii) be in a stated principal amount equal to the Commitment on the date of issuance, (iv) be payable in the principal amount of the Loans evidenced thereby, (v) mature on the Commitment Termination Date, (vi) bear interest as provided in Section 2.6 in respect of the Loans evidenced thereby, and (vii) be entitled to the benefits of this Agreement.

         (b) The date and amount of each Loan made by GE Capital and of each repayment of principal thereon received by GE Capital shall be recorded by GE Capital on the Loan and Repayment Schedule attached to the Note, and the aggregate unpaid principal amount shown on such Schedule shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Note. The failure to record or any error in recording any such amount on such Schedule shall not, however, limit, increase or otherwise affect the obligations of the Borrower hereunder or under the Note to repay the outstanding principal amount of the Loans together with all interest accruing thereon.

     SECTION 2.6 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan at a rate per annum which shall be the Base Rate in effect from time to time.

         (b) Interest shall be calculated on the basis of a year of 365 days (or on 366 days in a leap year) and paid for the actual number of days elapsed to the day of payment.

         (c) Overdue principal and overdue interest in respect of each Loan shall bear interest at a rate per annum equal to the lesser of (i) 2% in excess of the Base Rate in effect from time to time, (ii) 25% and (iii) the maximum rate permitted by applicable law.

         (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable on the first day of each calendar month and on any prepayment or at maturity (whether by acceleration or otherwise), and after such maturity, on demand.

                                   ARTICLE III

                                   COMMITMENT

     SECTION 3.1 Commitment Fees. (a) In consideration of the commitment of GE Capital to make Loans to the Borrower under the terms hereof, the Borrower hereby agrees to pay GE Capital a fee (herein called the "Commitment Fee") which shall be in the amounts, and shall be payable on the dates, mutually agreed to by the Borrower and GE Capital.

         (b) In addition, the Borrower shall pay GE Capital on the Effective Date an initial fee in an amount mutually agreed to by the Borrower and GE Capital.

     SECTION 3.2 Reduction or Termination of the Commitment. (a) The Borrower shall have the right at any time and from time to time, to permanently reduce in part, or to terminate in whole, without penalty or premium, the Commitment upon not less than one Business Day prior notice (by telex, telegram or telecopier) received by GE Capital, designating the date (which shall be a Business Day) of such reduction or termination and the amount of any partial reduction. Such partial reduction or termination of the Commitment shall be effective on the date specified in the Borrower's aforesaid notice.

         (b) GE Capital and the Borrower hereby agree that neither of them will exercise any right to terminate this Agreement pursuant to Section 3.2(a) hereof so long as any obligations pursuant to Section 2.01 of the Standby Bond Purchase Agreement remain outstanding; provided, that if the Borrower exercises any termination right under Section 2.03 of the Standby Bond Purchase Agreement, the result of which is to terminate the Commitment thereunder (and as defined therein), a termination hereof may be effected.

                                   ARTICLE IV

                                    PAYMENTS

     SECTION 4.1 Voluntary Prepayments. The Borrower shall have the right to prepay the Loans in whole or in part, without premium or penalty, from time to time upon at least one Business Day prior written notice (or telephonic notice confirmed in writing).

     SECTION 4.2 Mandatory Prepayments. In the event any Tendered Bonds purchased by the Borrower with the proceeds of Loans made available hereunder are either (i) remarketed in accordance with the terms of the Remarketing Agreement, (ii) sold by the Borrower (other than pursuant to a remarketing as described in clause (i) above) to a party or parties other than GE Capital or
(iii) redeemed or otherwise paid by or on behalf of the Issuer, the Borrower shall immediately (in no event later than the next Business Day) deliver, or cause to be delivered, to GE Capital the purchase price for such Tendered Bonds. Upon receipt of such payment GE Capital shall apply such payment as a prepayment of the Loans, such amount to be applied first to reduce any interest accrued but unpaid on the Loans and then applied to reduce the principal amount of any Loans then outstanding. In connection with any prepayment made in accordance with clause (i) above, the Borrower shall include with such prepayment a notice specifying the aggregate principal amount of Tendered Bonds which were sold in the remarketing giving rise to such prepayment.

     SECTION 4.3 Repayment of Loans by Transfer of Tendered Bonds. (a) GE Capital shall have the right, in its sole discretion, at any time during the term of this Agreement, to give written notice (each a "Transfer Notice") to the Borrower requesting that the Borrower transfer to GE Capital, in satisfaction of the payment of outstanding Loans, Tendered Bonds then held by the Borrower. Upon receipt of such notice, the Borrower shall immediately (in no event later than the next Business Day) transfer, or cause to be transferred, to (or at the direction of) GE Capital such Tendered Bonds at the address specified in the Transfer Notice. GE Capital shall treat the receipt of the aggregate principal amount of such Tendered Bonds plus accrued interest thereon as a prepayment of the Loans, such amount to be applied first to reduce any interest accrued but unpaid on the Loans and then applied to reduce the principal amount of any Loans then outstanding.

         (b) On the Commitment Termination Date, the Borrower shall have the right to deliver, or cause to be delivered, to (or at the direction of) GE Capital all Tendered Bonds then held by the Borrower in payment for all or any portion of the Loans outstanding on such date. GE Capital shall treat the receipt of the aggregate principal amount of such Tendered Bonds plus accrued interest thereon as a repayment of the Loans, such amount to be applied first to reduce any interest accrued but unpaid on the Loans and then applied to reduce the principal amount of the Loans then outstanding.

         (c) GE Capital expressly reserves the right to sell Tendered Bonds received by it pursuant to this Section 4.3. Any Tendered Bonds sold by GE Capital pursuant to this Section 4.3 shall bear interest at the same rate and be subject to the same terms and conditions as applied prior to such Bonds' becoming Tendered Bonds; provided, however, that Tendered Bonds shall not be entitled to the benefits of tender and purchase under Sections 2.01 and 2.02 of the Standby Bond Purchase Agreement.

         (d) For purposes of this Section 4.3, the aggregate principal amount of Tendered Bonds shall mean the aggregate face amount of such Tendered Bonds.

     SECTION 4.4 Payments. All payments to be made by or on behalf of the Borrower to GE Capital hereunder (other than as contemplated under Section 4.3 above), whether on account of principal or interest on the Loans, the Commitment Fee or other amounts at any time owing hereunder or in connection herewith, shall be made to GE Capital at Bankers Trust Company - New York, Account Number 50-001-677, in immediately available funds. All such payments shall be made to GE Capital not later than noon, New York City time, on the date due; and funds received by GE Capital as aforesaid after that hour shall be deemed to have been received by GE Capital on the next succeeding Business Day.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     SECTION 5.1 Representations and Warranties of the Borrower. The Borrower represents and warrants to GE Capital as follows:

         (a) Corporate Status. The Borrower is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware. The Borrower is duly qualified to transact business and is in good standing in the jurisdictions in which the conduct of its business or the ownership of its property requires such qualification.

         (b) Power and Authorization. The Borrower has the corporate power and authority (i) to execute, deliver and perform this Agreement and the Note, (ii) to issue the Note in the manner and for the purpose contemplated by this Agreement, and (iii) to execute, deliver and perform all other agreements and instruments to be executed and delivered by the Borrower pursuant to or in connection with this Agreement.

         (c) No Violation. The execution, delivery and performance by the Borrower of this Agreement, the issuance of the Note in the manner and for the purpose contemplated by this Agreement and the execution, delivery and performance by the Borrower of all other agreements and instruments to be executed and delivered by the Borrower pursuant hereto or thereto or in connection herewith or therewith (i) will not violate any provision of the Certificate of Incorporation or By-Laws of the Borrower or any applicable law or regulation or any order, writ, judgment or decree of any court, arbitrator or governmental authority, and (ii) will not violate any provision of, constitute a default under, or result in the creation or imposition of any lien on any of the assets of the Borrower pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which the Borrower is a party or which purports to be binding upon the Borrower or upon any of its assets.

         (d) Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as will have been obtained or made prior to the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by the Borrower of this Agreement or the Note or (ii) the legality, validity, binding effect or enforceability against the Borrower of this Agreement or the Note.

         (e) Enforceability. This Agreement has been duly authorized, executed and delivered by the Borrower. This Agreement constitutes, and each other agreement or instrument executed and delivered by the Borrower pursuant hereto or in connection herewith will constitute, and the Note, when executed by the Borrower, will be duly issued and will constitute, the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as the enforcement thereof may be limited by bankruptcy and other similar laws of general application relating to creditors' rights or general principles of equity.

     SECTION 5.2 Representations and Warranties of GE Capital. GE Capital represents and warrants to the Borrower as follows:

         (a) Corporate Status. GE Capital is a corporation duly organized and validly existing in good standing under the laws of the State of New York.

         (b) Power and Authorization. GE Capital has the corporate power and authority (i) to execute, deliver and perform this Agreement and (ii) to execute, deliver and perform all other agreements and instruments to be executed and delivered by GE Capital pursuant to or in connection with this Agreement.

         (c) No Violation. The execution, delivery and performance by GE Capital of this Agreement and the execution, delivery and performance by GE Capital of all other agreements and instruments to be executed and delivered by GE Capital pursuant hereto or in connection herewith, (i) will not violate any provision of the Organization Certificate or By-Laws of GE Capital or any applicable law or regulation or any order, writ, judgment or decree of any court, arbitrator or governmental authority, and (ii) will not violate any provision of, or constitute a default under, any mortgage, indenture, contract, agreement or other undertaking to which GE Capital is a party or which purports to be binding upon GE Capital or upon any of its assets.

         (d) Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Agreement by GE Capital or (ii) the legality, validity, binding effect or enforceability of this Agreement against GE Capital.

         (e) Enforceability. This Agreement has been duly authorized, executed and delivered by GE Capital. This Agreement constitutes, and each other agreement or instrument executed and delivered by GE Capital pursuant hereto or in connection herewith will constitute, the legal, valid and binding obligation of GE Capital enforceable against GE Capital in accordance with its respective terms, except as the enforcement thereof may be limited by bankruptcy and other similar laws of general application relating to creditors' rights or general principles of equity.

                                   ARTICLE VI

                                    COVENANTS

     SECTION 6.1 Covenants of the Borrower. The Borrower covenants and agrees that so long as any Loans shall remain unpaid or GE Capital shall have any Commitment hereunder:

         (a) Use of Proceeds. The Borrower will use the proceeds of the Loans solely for the purposes set forth in Section 2.2.

         (b) Dividend Limitation. The Borrower will not declare or pay any dividend in respect of, or make any distribution in respect of, or redemption of, any shares of its capital stock.

         (c) Liens. The Borrower will not contract for, create, incur, assume or suffer to exist any lien, security interest, charge or other encumbrance of any nature upon any of its property or assets, whether now owned or hereafter acquired.

         (d) Other Debt. The Borrower will not, without the prior written consent of GE Capital, create, incur, assume or suffer to exist any indebtedness, whether current or funded, or any other liability except indebtedness owed to GE Capital.

         (e) Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Standby Bond Purchase Agreement, the Borrower will not, without the prior written consent of GE Capital, make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         (f) Consolidation, Merger and Sale of Assets. The Borrower will not enter into any merger, consolidation, joint venture, syndicate or other form of combination with any Person, or sell, lease or transfer or otherwise dispose of any of its assets (other than the sale of Tendered Bonds in a remarketing permitted by Section 2.04(b) of the Standby Bond Purchase Agreement) or engage in any other transaction which would result in a change of control of the Borrower.

         (g) Capital Expenditures. The Borrower will not make any expenditure (by long-term or operating lease or otherwise) for capital assets (both realty and personalty).

         (h) Other Business. The Borrower will not, without the prior written consent of GE Capital, engage in any business or enterprise or enter into any material transaction which is of a type different than that which is contemplated by this Agreement and the Standby Bond Purchase Agreement.

         (i) Amendment of Certificate of Incorporation or By-Laws. The Borrower will not amend its Certificate of Incorporation or By-Laws without the prior written consent of GE Capital.

         (j) Good Standing. The Borrower will maintain its corporate existence as a corporation validly existing and in good standing under the laws of the State of Delaware.

         (k) No Changes in Documents. The Borrower will not amend, supplement, modify or waive any of the provisions of the Standby Bond Purchase Agreement or consent to any amendment, supplement, modification or waiver of any Related Document (as defined in the Standby Bond Purchase Agreement), unless the Borrower shall have obtained the prior written consent of GE Capital.

     SECTION 6.2 Covenants of GE Capital. GE Capital covenants and agrees that, prior to the date which is one year and one day after the Commitment hereunder has been terminated, GE Capital will not institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States of America or any state of the United States of America.

                                  ARTICLE VII

                              CONDITIONS PRECEDENT

     SECTION 7.1 Conditions Precedent to Effectiveness. This Agreement shall become effective on the earliest date (the "Effective Date") on which each of the following conditions shall have been satisfied; provided that the Effective Date shall occur no later than _______________;

         (a) Agreement. GE Capital and the Borrower each shall have signed and delivered a counterpart of this Agreement.

         (b) The Note. The Borrower shall have executed and delivered to GE Capital a Note in the form set forth in Exhibit B.

         (c) Opinion of Borrower's Counsel. GE Capital shall have received an opinion of Managing Counsel of Financial Guaranty Insurance Company, an affiliate of the Borrower, dated the Effective Date, to the effect set forth in Exhibit C attached hereto.

         (d) Opinion of GE Capital's Counsel. The Borrower shall have received an opinion of either the Senior Vice President, General Counsel and Secretary of GE Capital or the Associate General Counsel, Treasury Operations and Assistant Secretary of GE Capital, dated the Effective Date, to the effect set forth in Exhibit D attached hereto.

         (e) Effectiveness of Standby Bond Purchase Agreement. The Standby Bond Purchase Agreement shall have become effective.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     SECTION 8.1 Events of Default. If the following events, acts or occurrences (each herein called an "Event of Default") shall occur:

     the Borrower shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower, or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower, or there is commenced against the Borrower any such proceeding which remains undismissed for a period of 60 days, or the Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower for the purpose of effecting any of the foregoing;

then all sums then owing by the Borrower hereunder and under the Note shall automatically become and be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

                                   ARTICLE IX

                                  MISCELLANEOUS

     SECTION 9.1 No Waiver; Modifications in Writing. No failure or delay on the part of GE Capital in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to GE Capital at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of GE Capital. Any amendment, modification or supplement of or to any provision of this Agreement, and any consent to any departure by the Borrower from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

     SECTION 9.2 Payment on Non-Business Days. Whenever any payment to be made hereunder shall be due on a day which is not a Business Day, then such payment shall be made on the next succeeding Business Day.

     SECTION 9.3 Further Assurances. The Borrower agrees to do such further acts and things and to execute and deliver to GE Capital such additional assignments, agreements, powers and instruments, as GE Capital may require or deem advisable to carry into effect the purposes of this Agreement or to better assure and confirm unto GE Capital its rights, powers and remedies hereunder.

     SECTION 9.4 Survival of Representations and Warranties. All agreements, representations and warranties made in this Agreement and in any certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement and the making of the Loans hereunder, and the agreements contained in Sections 9.3 and 9.6 hereof shall survive payment of the Note and the termination of this Agreement.

     SECTION 9.5 Notices, etc. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto or any other Person shall be in writing and shall be personally delivered or sent by registered or certified mail or overnight courier, postage prepaid, or by telecopy, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered to the intended recipient thereof in accordance with the provisions of this Section. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopy numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

                  If to the Borrower:

                  FGIC Securities Purchase, Inc.
                  c/o Financial Guaranty Insurance Company
                  115 Broadway
                  New York, New York  10006-4972
                  Attention:  Senior Counsel - Public Finance
                  Telecopy No.:  212-312-3093
                  Tel. No.:  212-312-3000

                  If to GE Capital:

                  General Electric Capital Corporation
                  201 High Ridge Road
                  Stamford, Connecticut  06927
                  Attention:  Senior Vice President - Corporate
                           Treasury and Global Funding Operation
                  Telecopy No.:  203-357-4975
                  Tel. No.:  203-357-4000

     SECTION 9.6 Costs, Expenses and Taxes. The Borrower agrees to pay promptly all costs and expenses in connection with the preparation, issuance, delivery, filing, recording, and administration of this Agreement, the Note, and any other documents which may be delivered in connection with this Agreement, including, without limitation, the reasonable out-of-pocket expenses of GE Capital and the fees and expenses of its counsel, and all costs and expenses (including counsel fees and expenses) in connection with (i) the modification, extension, change in terms, maintenance, renewal or termination of the Commitment or (ii) the enforcement of this Agreement or the Note.

     SECTION 9.7 No GE Capital Liability. This Agreement is not, and shall not be construed to be, a guarantee by GE Capital of the Bonds or of the Borrower's obligations under the Standby Bond Purchase Agreement. GE Capital shall not have any responsibility for, or incur any liability in respect of, any act, or any failure to act, by the Borrower which results in the failure of the Borrower to effect the purchase for the account of the Borrower of Tendered Bonds with the funds provided pursuant to this Agreement.

     SECTION 9.8 Term of this Agreement. Subject to Section 9.4 hereof, the term of this Agreement shall be until the termination of the Commitment in its entirety.

     SECTION 9.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

     SECTION 9.10 Binding Effect; Assignment. This Agreement shall be binding upon, and inure to the benefit of, the Borrower and GE Capital and their respective successors and assigns; provided, however, that the Borrower may not assign its rights or obligations hereunder without the prior written consent of GE Capital. GE Capital may assign its rights or obligations hereunder without the prior written consent of the Borrower provided that the assignment does not result in a reduction in the short term credit rating of the liquidity obligation evidenced and contemplated by under the Standby Bond Purchase Agreement, the proceeds of drawings under which enable the Borrower to pay the purchase price of Bonds tendered for purchase. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

     SECTION 9.11 Governing Law. This Agreement and the Note shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State.

     SECTION 9.12 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 9.13 Headings. Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.







                                FGIC SECURITIES PURCHASE, INC.



                                By____________________________
                                  Vice President


                                GENERAL ELECTRIC CAPITAL CORPORATION



                                By____________________________
                                  Name:
                                  Senior Vice President - Corporate
                                  Treasury and Global Funding Operation

                                                                     EXHIBIT A



                           FORM OF NOTICE OF BORROWING



__________________, ______



General Electric Capital Corporation
201 High Ridge Road
Stamford, Connecticut  06927

Attention:  Senior Vice President - Corporate Treasury
            and Global Funding Operation

Gentlemen:

                  Pursuant to Section 2.3 of the Standby Loan Agreement dated as of January 20, 2000 (the "Standby Loan Agreement") between FGIC Securities Purchase, Inc. (the "Borrower") and General Electric Capital Corporation ("GE Capital"), the Borrower hereby confirms that on ________ __, 20__ it requested that GE Capital make a Loan in the principal amount of $_______________ on ________ __, 20__, which is a Business Day.

                  The Loan requested hereby is for the sole purpose of paying the purchase price for Tendered Bonds which represents the aggregate outstanding principal amount of such Tendered Bonds in the amount of $__________ together with accrued interest thereon.

                  You are hereby requested to disburse the Loan requested hereby to account #__________ maintained at the office of [__________________________]
in immediately available funds.

                  Each capitalized term used herein shall have the meaning ascribed thereto in the Standby Loan Agreement.

                                 Very truly yours,

                                 FGIC SECURITIES PURCHASE, INC.



                                 By____________________________

                                 Title_______________________

                                                                      EXHIBIT B


                                  FORM OF NOTE

                  $______________                          _____________, 20__



                  FOR VALUE RECEIVED, FGIC SECURITIES PURCHASE, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), hereby promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), in lawful money of the United States of America in immediately available funds on [Commitment Termination Date] (or, if such date is not a Business Day, the Business Day immediately succeeding such date), the principal sum of ________________________________, or, if less, the unpaid principal amount of all Loans made by GE Capital pursuant to, and as defined in, the Standby Loan Agreement referred to below. (All capitalized terms used herein shall have the meanings set forth in such Standby Loan Agreement.)

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money from the date hereof until paid at the rates and at the times provided in the Standby Loan Agreement.

                  This Note is the Note referred to in the Standby Loan Agreement dated as of ____________, 20__ between the Borrower and GE Capital (as the same may from time to time be amended or supplemented, the "Standby Loan Agreement") and is entitled to the benefits thereof and shall be subject to the provisions thereof. As provided in the Standby Loan Agreement, this Note is subject to prepayment in whole or in part.

                  In case an Event of Default (as defined in the Standby Loan Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Standby Loan Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                      EXHIBIT B
                                                                         Page 2



                  This Note shall be construed in accordance with and be governed by the laws of the State of New York.



                                FGIC SECURITIES PURCHASE, INC.



                                By____________________________

                                                                      EXHIBIT B
                                                                         Page 3



                  Schedule attached to the Note, dated _____________, 20__, of FGIC Securities Purchase, Inc.


======================================================================================================================
                           LOAN AND REPAYMENT SCHEDULE
======================================================================================================================
------------------------- ---------------------- ----------------------- ---------------------- ======================
          Date             Amount of Loan Made    Amount of Principal      Unpaid Principal        Name of Person
                                                         Repaid                 Balance            Making Notation
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================

------------------------- ---------------------- ----------------------- ---------------------- ======================


                                                                     EXHIBIT C


                     [FORM OF BORROWER'S OPINION OF COUNSEL]



General Electric Capital Corporation
260 Long Ridge Road
Stamford, Connecticut  06927

Dear Sirs:

         I am [counsel] for FGIC Securities Purchase, Inc. (the "Borrower") and in such capacity I have acted for the Borrower in connection with the Standby Loan Agreement (the "Loan Agreement") dated as of January 20, 2000, between the Borrower and General Electric Capital Corporation. Terms defined in the Loan Agreement are used herein as therein defined. This opinion is being rendered to you pursuant to Section 7.1(c) of the Loan Agreement.

         I have examined such documents, certificates, orders and proceedings and have made such investigation as I have deemed necessary or appropriate for purposes of this opinion.

         Upon the basis of the foregoing, I am of the opinion that:

                  1. The Borrower has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware. The Borrower is duly qualified to transact business and is in good standing in the jurisdictions in which the conduct of its business or the ownership of its property requires such qualification.

                  2. The execution, delivery and performance by the Borrower of the Loan Agreement and the Note are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action. The execution, delivery and performance of the Loan Agreement and the Note by the Borrower will not contravene the Certificate of Incorporation or by-laws of the Borrower or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement or instrument known to me by which the Borrower is bound or, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Borrower.

                  3. Each of the Loan Agreement and the Note constitutes a legal, valid and binding agreement of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally against (or affecting) the Borrower and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

                                                                      EXHIBIT C
                                                                         Page 2

                  4. There is no action, suit or proceeding pending against, or to the best of my knowledge threatened against or affecting, the Borrower before any court or administrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the financial position of the Borrower or which in any manner draws into question the validity of the Loan Agreement or the Note.

         I am a member of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the United States of America.

         I understand that copies of this opinion are being delivered to Standard & Poor's Corporation in connection with the issuance of the Bonds. Such entities are authorized to rely upon this opinion as though this opinion were addressed to them.

Very truly yours,

                                                                     EXHIBIT D

                    [FORM OF GE CAPITAL'S OPINION OF COUNSEL]





                                                           _____________, 20__



FGIC Securities Purchase, Inc.
115 Broadway
New York, New York  10006-4972


Moody's Investors Service
99 Church Street
New York, NY  10007

Ladies and Gentlemen:

I am Associate General Counsel, Treasury Operations for General Electric Capital Corporation ("GE Capital") and in such capacity I have acted for GE Capital in connection with the Standby Loan Agreement (the "Loan Agreement") dated as of _________, ____, between GE Capital and FGIC Securities Purchase, Inc. Terms defined in the Loan Agreement are used herein as therein defined. This opinion is being rendered to you pursuant to Section 7.1(d) of the Loan Agreement.

I have examined such documents, certificates, orders and proceedings and have made such investigation as I have deemed necessary or appropriate for purposes of this opinion.

Upon the basis of the foregoing, I am of the opinion that:

         1. GE Capital has been duly incorporated and is validly existing and in good standing under the laws of the State of New York. GE Capital is duly qualified to transact business and is in good standing in the jurisdictions in which the conduct of its business or the ownership of its property requires such qualification.

         2. The execution, delivery and performance by GE Capital of the Loan Agreement are within GE Capital's corporate powers and have been duly authorized by all necessary corporate action on the part of GE Capital. The execution, delivery and performance of the Loan Agreement by GE Capital will not contravene the Organization Certificate or by-laws of GE Capital or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement or instrument known to me by which GE Capital is bound or,

                                                                      EXHIBIT D
                                                                        Page 2

                  any judgment, order or decree of any governmental body, agency or court having jurisdiction over GE Capital.

         3. The Loan Agreement constitutes a legal, valid and binding agreement of GE Capital enforceable against GE Capital in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights as they would apply to the bankruptcy, insolvency or reorganization of GE Capital and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

My opinion is limited to the law of the State of New York and the federal laws of the United States of America.

Very truly yours,